EXHIBIT 3.3

                                                       FORM OF STOCK CERTIFICATE

                          [FRONT OF STOCK CERTIFICATE]

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH


                                                           CUSIP NO. 74727Y 10 2

                                [Q-Seven Systems
                                     Logo]

                  AUTHORIZED COMMON STOCK: 100,000,000 SHARES
                                PAR VALUE: $.001

         Number                                                     Shares

         -------                                                    ------


THIS CERTIFIES THAT _______________________________________________________

IS THE RECORD HOLDER OF _________________________________________________

                  Shares of Q-SEVEN SYSTEMS, INC. common stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.


Dated:



_________________________________           __________________________________
            Secretary                                     President

                                   [Corporate
                                     Seal]

NOT VALID UNLESS COUNTERSIGNED       Countersigned:
BY TRANSFER AGENT                    Standard Registrar & Transfer Company, Inc.
                                     12528 South 1840 East
                                     Draper, Utah 84020

                                                       By: ____________________
                                                           Authorized Signature

                          [BACK OF STOCK CERTIFICATE]

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulation:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the  entireties
JY TEN  -- as joint tenants with the right of
        survivorship and not as tenants
        in common

UNIF GIFT MIN ACT -- _______  Custodian  _________
                      (Cust)              (Minor)
                     under Uniform Gifts to Minors
                     Act ____________________
                              (State)

Additional abbreviations may also be used though not in the above list.



   For Value Received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:______________________


                    ____________________________________________________________
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER